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                            EXHIBIT 10.29

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                              1994 STOCK OPTION PLAN

                                       of

                                MICROFRAME, INC.

                         (as amended on July 17, 1995)

            1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of MicroFrame, Inc., a New Jersey corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 19
("Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Reve-nue Code of 1986, as amended (the "Code"), and nonqualified stock options ("NQSOs"), but the Company makes no warranty as to the qualification of any option as an "incentive stock option" under the Code.

            2.    STOCK  SUBJECT  TO  THE  PLAN.   Subject to the provisions of
Paragraph 12, the aggregate number of shares of Common Stock, $.001 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 750,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is cancelled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

            3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

            Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (each as defined in Paragraph 19): to determine the key employees who shall receive Employee Options and the consultants who shall receive Consultant Options; the times when they shall receive options; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent (as defined in Paragraph 19) and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or the period of continued relationship of the optionee with the Company or its Subsidiaries, and to determine whether such contingencies have been met;
and with respect to Employee Options, Consultant Options and Non-Employee Director Options (as defined in Paragraph 19): to determine the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the optionee, to cancel or modify an option, provided such option as modified would be permitted to be granted on such date under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

            No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any option hereunder. In addition, the Company shall indemnify and hold each member and former member of the Committee harmless from and against any liability, claim for damages and expenses in connection therewith by reason of any action, failure to act or determination made in good faith under or in connection with the Plan or any option hereunder to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, by-laws or applicable law.

            4. ELIGIBILITY; GRANTS. The Committee may from time to time, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees), and Consultant Options to consultants, of the Company or any of its Subsidiaries. Such options granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall be 75,000 shares; and further provided that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the portion thereof) granted in excess of such amount shall be treated as a NQSO.

            Immediately following each annual meeting of shareholders of the Company at which directors are elected (an "Annual Meeting") during the term of the Plan, every person who is a Non-Employee Director (as defined in Paragraph
19) at such time, whether or not elected at such meeting, shall be granted a Non-Employee Director Option to purchase 10,000 shares of Common Stock. In addition, on the day an individual first becomes a Non-Employee Director if other than at an Annual Meeting, such Non-Employee Director shall be granted an



option to purchase a number of shares of Common Stock equal to 2,500 multiplied by the number of full three-month periods remaining until the first anniversary of the immediately preceding Annual Meeting. Each Non-Employee Director Option shall become exercisable as to 2,500 shares of Common Stock upon each three-month anniversary of the date of grant, provided that the holder continues to serve as a Non-Employee Director on such date; and further provided, that if the next Annual Meeting is held on or before the first anniversary of the immediately preceding Annual Meeting, the last 2,500 shares of Common Stock under such Non-Employee Director Option shall become exercisable on the day preceding the next Annual Meeting (if he continues to be a Non-Employee Director on such date). In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director on any date, the number of shares subject to the Non-Employee Director Options to be granted on such date shall be reduced proportionately. The Committee shall not have any discretion with respect to the selection of directors to receive Non-Employee Director Options or the amount, the price or the timing with respect thereto. A Non-Employee Director shall not be entitled to receive any options under the Plan other than Non-Employee Director Options.

            5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.

            The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

            6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the



Committee, in its sole discretion, at or before the time such option is granted; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall have a term of five years commencing on the date of grant.

            7.    EXERCISE.  An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock. In such case, the fair market value of the Common Stock shall be determined in accordance with Paragraph 5.

            The Committee may, in its discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

            A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a shareholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

            In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

            8. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, any holder of an Employee Option whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if his employment is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options granted under the Plan shall not be



affected by any change in the status of the holder so long as he continues to be an employee or a consultant of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

            For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            Except as may otherwise be expressly provided in the applicable Contract, the holder of a Consultant Option whose consulting relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship was terminated either (a) for cause or (b) without the consent of the Company (other than as a result of the death or Disability of the holder or a key employee of the holder), the option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Consultant Options granted under the Plan shall not be affected by a change in the relationship, so long as the holder of the option continues to be a consultant of the Company, its Parent or any of its Subsidiaries (regardless of having ceased to be a consultant for any of such corporations).

            The holder of an Non-Employee Director Option who ceases to be a Non-Employee Director of the Company (and its Parent and Subsidiaries) for any reason may exercise such option, to the extent exercisable on the date of such termination, at any time during its term; provided, however, that if the Non-Employee Director is removed as a director of the Company for cause, the option shall terminate immediately.

            Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the holder's relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

            9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, his Employee Option may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such option, at any time within one year after




death, but not thereafter and in no event after the date the option would otherwise have expired.

              Any optionee whose employment has terminated by reason of Disability may exercise his Employee Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

            The term of a Non-Employee Director Option shall not be affected by the death or Disability of the holder. The termination of a Consultant Option as a result of the death or Disability of the holder of the option (or a key employee thereof) shall be governed by Paragraph 8. If the holder of a Non-
Employee Director Option or Consultant Option dies during the term of such option, the option may be exercised, to the extent exercisable on the date of his death, at any time during its term by his executor, administrator or other person at the time entitled by law to his rights under such option.

            10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register under the Securities Act the shares subject to any option.

            The Committee may require the optionee to execute and deliver to the Company his representations and warranties, in form and substance satisfactory to the Committee, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

            In addition, if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

            11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.




            12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the number and kind of shares subject to future Non-Employee Director Options and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

            In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation involving the Company, any outstanding options shall terminate, unless other provision is made therefor in the transaction.

            13.   AMENDMENTS AND TERMINATION OF THE PLAN.  The Plan was adopted by the Board of Directors on August 10, 1994 and was amended by the Board of Directors on July 17, 1995. No option may be granted under the Plan after
August 9, 2004. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent shareholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the 162(m) Maximum, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. Notwithstanding the foregoing, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or sus-pension of the Plan nevertheless shall continue after such termination or during such suspension.

            14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            15. WITHHOLDING TAXES. The Company may withhold cash and/or shares of Common Stock to be issued with respect thereto having an aggregate fair market value equal to the amount which it determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock.



Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

            Notwithstanding anything in the Plan or in any Contract to the contrary, the Company may not withhold shares of Common Stock to satisfy the tax withholding consequences of the exercise of an option by a holder who is subject to the reporting requirements of Section 16(a) of the Exchange Act (as it constitutes a deemed exercise of a stock appreciation right ("SAR") under Rule 16b-3 under the Exchange Act), unless (a) the Company has filed all periodic reports and statements required to be filed by it pursuant to Section 13(a) of the Exchange Act for at least one year prior to the date of such exercise, (b) the Company on a regular basis releases for publication quarterly and annual summary statements of sales and earnings in the manner contemplated in the rules promulgated under Section 16 of the Exchange Act, (c) except when the date of exercise of such SAR is automatic or fixed in advance under the Plan and is outside the control of the holder, the election by such holder to receive cash in full or partial settlement of the SAR, as well as the exercise of the SAR for cash, is made during the period beginning on the third business day following the date of release of the summary statements referred to in clause (b) and ending on the 12th business day following such date, and (d) the option has been held for at least six months from the date of grant to the date of cash settlement. Any holder subject to the reporting requirements of
Section 16(a) of the Exchange Act may request the Committee to withhold shares only if the option is exercised within the applicable period prescribed above.

            16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

            The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

            17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for corporate purposes as the Board of Directors may determine.

            18.   SUBSTITUTIONS  AND  ASSUMPTIONS  OF  OPTIONS  OF  CERTAIN
CONSTITUENT  CORPORATIONS.    Anything  in  this  Plan  to  the  contrary
notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph 19) or assume the prior options of such Constituent Corporation.





            19.   DEFINITIONS.

            (a)   Subsidiary.    The  term  "Subsidiary"  shall  have  the same
definition as "subsidiary corporation" in Section 424(f) of the Code.

            (b)   Parent.   The term "Parent" shall have the same definition as
"parent corporation" in Section 424(e) of the Code.

            (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

            (d) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            (e)   Employee  Option.    The term "Employee Option" shall mean an
option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or a Subsidiary of the Company.

            (f) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to Company or a Subsidiary of the Company, and at such time is nei-ther a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

            (g)   Non-Employee  Director  Option.    The  term  "Non-Employee
Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non-Employee Director.

            (h)   Non-Employee  Director.    The  term  "Non-Employee Director"
shall mean an individual who is a director of the Company, but is not a common law employee of the Company or of any of its Subsidiaries.

            20. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to conflict of law provisions.

            21.   PARTIAL  INVALIDITY.    The  invalidity  or illegality of any
provision herein shall not affect the validity of any other provision.

            22. SHAREHOLDER APPROVAL. The amendment to the Plan shall be subject to approval by the affirmative vote, in person or by proxy, of a majority of all outstanding shares of the Company at the next duly held meeting of the Company's shareholders at which a quorum is present. No options granted pursuant to the amendment may be exercised prior to such approval, provided that the date of grant of any options granted thereunder shall be determined as if the amendment to the Plan had not been subject to such approval. Notwithstanding the foregoing, if the amendment to the Plan is not approved by a vote of the shareholders of the Company on or before July 16, 1996, the amendment and any options granted thereunder shall terminate, but the Plan as in effect prior to the amendment and all options granted thereunder shall remain in full force and effect.




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